MASTER LOAN AND SECURITY AGREEMENT NO. 3391

This Master Loan and Security Agreement is entered into as of the 19th day of July, 2013, by and between People’s Capital and Leasing Corp., a Connecticut corporation, having its principal place of business at 255 Bank St., 4th Floor, Waterbury, CT 06702 (the "Lender") and Premier Packaging Corporation a Corporation organized under the laws of the State of New York with its chief executive office and place of business at 6 Framark Drive, Victor, NY 14564, (the "Borrower"). The Lender and Borrower agree as follows:

1.          THE LOANS. Subject to the terms and conditions of this Agreement, the Lender will make one or more loans to the Borrower upon the terms and conditions set forth in this Agreement and each schedule which may be executed from time to time by the parties hereto and identified as a schedule to this Agreement (individually, a "Schedule" and collectively, the "Schedules") and all amendments, riders and supplements hereto and thereto. Each Schedule shall be deemed to incorporate the terms of this Agreement and this Agreement and each Schedule which may be executed pursuant hereto shall constitute a separate and distinct loan (each a "Loan" and collectively, the "Loans") repayable as provided in this Agreement and the applicable Schedule.

2.          REPAYMENT OF LOANS. Borrower agrees to repay each Loan in the number and the amount of successive monthly or quarterly installments (which shall be inclusive of interest, unless otherwise indicated) reflected in the applicable Schedule. The advance payment with respect to a Schedule, if any, shall be due and payable upon execution of the Schedule. The first periodic installment (exclusive of the advance payment, if any) with respect to a Schedule shall be due on the first (1st) day of the month following the advance of the Loan proceeds by Lender (the "Commencement Date"). The remaining periodic installment payments shall be due and payable on the same day of each successive month (or quarter, if quarterly payments are provided for in the Schedule). However, the parties may select another Commencement Date by noting the same in the Special Provisions section of the Schedule or by a separate writing signed by Lender and Borrower in which case the first periodic installment payment shall be due on such date. The Borrower authorizes the Lender to insert the Commencement Date in each Schedule, determined in accordance with the foregoing provisions. Unless otherwise specifically provided for in writing, no Loan may be prepaid.

3.          SECURITY INTEREST. To secure payment when due (at maturity by acceleration or otherwise) of the Loan described in the applicable Schedule, any interim funding against such Loan, the performance of all other obligations of the Borrower under this Agreement and the applicable Schedule and the payment and performance of any and all other Schedules, debts, obligations and liabilities of Borrower to Lender whether direct, contingent or joint and several, now existing or hereafter arising (including obligations assigned to Lender), and any renewals, extensions and modifications of such debts, obligations and liabilities, Borrower hereby conveys, assigns and grants to Lender a continuing security interest in and to (i) the equipment described in the applicable Schedule and all amendments, riders and supplements thereto including all related software (embedded therein or otherwise), all parts, repairs, additions, attachments, replacements, replacement parts, accessions and accessories incorporated therein or affixed thereto, modifications and substitutions thereto (the "Equipment") and (ii) all proceeds thereof including insurance proceeds (all of the above, including the Equipment, collectively, the "Collateral").

4.          FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. BORROWER ACKNOWLEDGES THAT THE EQUIPMENT HAS BEEN OR WILL BE SELECTED AND ACQUIRED SOLELY BY BORROWER AND THAT LENDER HAS NOT AND DOES NOT MAKE ANY WARRANTY WITH RESPECT TO ITS CONDITION, MERCHANTABILITY, SUITABILITY, CAPACITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

5.          UNCONDITIONAL OBLIGATION TO PAY, LATE PAYMENTS, ETC. All payments due under a Schedule or hereunder shall be paid to Lender or its assigns without notice or demand and without abatement, offset, defense or counterclaim, at Lender's principal office shown above, or such other place as Lender or its assignee may designate in writing to Borrower. Borrower's obligation to pay the installments and other payments due under a Schedule or hereunder shall be absolute and unconditional and shall not be affected by reason of (i) any defect in, lack of fitness for use of, damage to, loss of possession or use of or destruction of, all or any of the Equipment described in such Schedule; (ii) the prohibition or other restriction against Borrower's use of said Equipment; or (iii) for any other cause, it being the agreement of the parties that the Loan and any other amount payable by Borrower under a Schedule or hereunder shall continue to be payable in all events in the manner and at the times provided in the Schedule and this Agreement.

Time is of the essence in the performance of the Borrower’s obligations under this Agreement and each Schedule. If any periodic installment payment or other payment is more than five (5) days late, Lender may, at its election, and subject to prior exercise of its right of acceleration, accept the payment in arrears and Borrower shall pay, as liquidated damages: (i) a late charge on, and in addition to such periodic installment or other payment, equal to five (5%) percent of such defaulted payment plus, (ii) interest on such defaulted payment from one (1) month after the due date until paid at the lower of one and one-half percent (1.5%) per month or the maximum rate permitted by law. Any amount received by Lender determined to be in excess of the highest rate of interest permitted by applicable law shall be refunded to Borrower. A returned check fee or a non-sufficient funds charge of $25.00 will be charged to Borrower for each check that is returned for any reason including non-sufficient funds or uncollected funds.

6.          REPRESENTATIONS AND WARRANTIES. Borrower warrants, represents and agrees as follows as of the date hereof and as of the date of execution of each Schedule: (i) unless it is an individual or sole proprietorship, Borrower is duly organized, validly existing and in good standing in the state in which it was organized (as indicated in the introductory paragraph of this agreement) and is duly qualified to do business wherever necessary to carry on its business and operations; (ii) Borrower has the authority to carry on its business as presently conducted; (iii) the Agreement is and each Schedule will be a legal, valid and binding obligation of the Borrower in accordance with its terms; (iv) Borrower has full power and authority to execute, deliver and perform its obligations under this Agreement and the Schedules; (v) the execution and delivery of this Agreement and the Schedules has been authorized by all requisite corporate (or partnership or limited liability company) action; (vi) the execution, delivery and performance of this Agreement and the Schedules does not and will not constitute a breach, default or violation of or under Borrower's articles of incorporation or organization, by laws, partnership or limited liability company agreement or any other agreement, law, order, judgment or injunction to which it is a party or may be bound; (vii) the Equipment is (or, on the Commencement Date, will be) lawfully owned by Borrower, free and clear of all liens, encumbrances and security interests and Borrower will warrant and defend title thereto against all claims; (viii) Borrower has not granted and will not grant to any one other than Lender a security interest in the Equipment and no Financing Statement or other instrument affecting the Equipment nor rights therein, bearing the signature of, or otherwise authorized by, Borrower is on file in any public office; (ix) the Equipment shall at all times remain personal property and be retained in Borrower’s possession at its principal address set forth above (or, if so indicated in a Schedule, at the Equipment location set forth in such Schedule); (x) the Equipment shall be used solely for business purposes and not for any consumer purposes; (xi) if the Equipment is attached to real estate or if it is or may become subject to a prior interest in favor of a party having any interest in the real estate, Borrower will, on Lender's demand, furnish Lender with a writing by which any and all parties having such prior interest waive or subordinate their rights and priorities to, or in favor of, Lender's security interest provided herein; (xii) all financial statements and other credit information delivered by Borrower to Lender are true and correct in all respects and there has been no material adverse change in the financial condition of the Borrower since their date; (xiii) there are no pending or threatened actions or proceedings before any court or administrative agency that are likely to have a material adverse effect on Borrower, nor is Borrower in default under any loan, lease or purchase obligation; (xiv) Borrower has filed all tax returns required to be filed prior to the date of this Agreement and each Schedule taking into account any extension of time granted or permitted by the taxing authority and has paid or adequately provided for all taxes payable by the Borrower and (xv) Borrower’s exact legal name and State of incorporation (or if not a corporation, State of organization) and chief executive office are accurately set forth in the first paragraph of this Agreement and that the organizational number (if applicable) assigned to Borrower in the State in which it was organized is as specified below Borrower’s signature.

7.          INSURANCE. Borrower shall, at its sole cost and expense, procure and maintain, so long as Borrower is indebted to Lender on any Loan or on any other liability:

(i)	property insurance insuring the Equipment against all risks of physical loss, theft, damage and destruction (including specific coverage for loss by flood and earthquake, if requested by Lender) in an amount equal to the greater of (a) the amount of the Loan under the applicable Schedule or (b) the full replacement value of the Equipment and Lender and its assigns shall be named by endorsement with “lender’s loss payable provisions” under such policy, and;
(ii)	primary commercial general liability insurance and/or commercial auto liability with respect to the use and maintenance of the Equipment in such amounts as may be reasonably acceptable to Lender.

All insurers and coverages must be reasonably satisfactory to Lender. Borrower shall deliver to Lender Evidence of Commercial Property Insurance on ACORD form 28 (“Evidence”) (or equivalent) with ISO special form (or its equivalent), including flood and earthquake coverage (if requested by Lender) and Certificate of Liability Insurance on ACORD form 25 (or equivalent) or other proof of insurance indicating that Borrower has obtained appropriate liability coverage for its operations. Evidence shall provide that the policy may not be canceled or altered without at least thirty (30) days prior written notice to Lender and that the coverage shall not be invalidated against Lender because of any violation of any condition or warranty contained in any policy or application therefor by Borrower or by reason of any action or inaction of Borrower. If requested by Lender, Borrower shall provide Lender with a copy of its commercial property insurance policy and an endorsement to the policy indicating Lender’s interest in the policy. Borrower hereby irrevocably appoints Lender as Borrower’s attorney-in-fact to file, settle or adjust and receive payment of claims under any insurance policy on the Equipment and to endorse Borrower’s name on any checks, drafts or other instruments of payment on such claims.

8.          USE, REPAIRS, LOSS AND DAMAGE. Borrower agrees to maintain the Equipment in good condition and repair and in accordance with the manufacturer's instructions, manuals and warranties (if any), and the requirements of any applicable insurance and any governmental authority having jurisdiction, provided, however, that Borrower shall not make any changes or alterations in or to the Equipment except as necessary for compliance with this section. Borrower shall pay for all fuel, service, inspection, overhaul, replacements, substitutions, materials and labor necessary or desirable for the proper use, repair, operation and maintenance of the Equipment. All risks of loss, theft, damage or destruction of the Equipment shall be borne by Borrower and Borrower shall promptly notify Lender in writing of any such loss, theft, damage or destruction. In the event of any damage to the Equipment (unless the same is damaged beyond repair) Borrower shall, at its expense, place the same in good repair, condition and working order. If the Equipment set forth in a Schedule or Schedules is determined by Lender to be lost, stolen or damaged beyond repair, or should said Equipment be confiscated, seized or the use and title thereof requisitioned to someone other than Borrower, Borrower shall immediately pay to Lender, in addition to unpaid past due periodic installment payments on the Loan, other unpaid sums then due hereunder and late charges then past due, an amount equal to the then remaining periodic installment payments due on the Loan discounted to present value at the rate of two percent (2%) per annum, less the net amount of the recovery, if any, actually received by Lender from insurance on the Equipment.

9.          TAXES AND OTHER CHARGES. Borrower agrees to pay promptly when due all registration, title, license and other fees, assessments and sales, use, gross receipts, ad valorum, property and any and all other taxes imposed by any State, Federal, local or foreign government upon this Agreement and the Schedules or upon the ownership, shipment, delivery, use or operation of the Equipment or any Collateral or upon or measured by any payments due hereunder (other than taxes on or measured solely by the net income of Lender) and any fines, penalties and interest thereon.

10.         BORROWER'S ADDITIONAL COVENANTS. Borrower hereby agrees and covenants as follows: (i) except for the security interest granted hereby, Borrower shall keep the Equipment free and clear of any security interest, lien or encumbrance and shall not sell, lease, assign (by operation of law or otherwise), exchange or otherwise dispose of any of the Equipment, (ii) Borrower authorizes Lender to file a financing statement and amendments thereto describing the Collateral, which may be filed either before or after Borrower’s execution of any related Schedule, and Borrower agrees to pay any filing fees and/or costs with respect thereto and for lien searches and articles of incorporation; (iii) if any part of the Collateral is subject to certificate of title law, Borrower will cause Lender’s security interest to be noted on such certificate of title and promptly deliver such certificate to Lender; (iv) Borrower agrees that it will not change the State where it was incorporated or otherwise, nor change its name or address, without providing Lender with thirty (30) days prior written notice; (v) Borrower will allow Lender and its representatives free access to the Collateral at all times during normal business hours, for purposes of inspection and repair and, following an Event of Default, Lender shall have the right to demonstrate and show the Collateral to others and (vi) Borrower will furnish or cause to be furnished to Lender (a) its interim Financial Statements to include both a balance sheet and income statement within sixty (60) days after the end of its first three quarters in each fiscal year, (b) its review quality Financial Statements prepared by an independent certified public accountant within one hundred twenty (120) days after the close of its fiscal year which shall be prepared in accordance with generally accepted accounting principles, (c) the financial statements or other financial information which any guarantor of Borrower's obligations hereunder (“Guarantor”) is required to provide to Lender as set forth in the applicable guaranty, and (d) all other financial information and reports that Lender may from time to time reasonably request, including income tax returns of Borrower and any Guarantor; (vii) Borrower and any Guarantor agrees that any financial statements or other nonpublic information which Borrower or any Guarantor provides to Lender may be disclosed by Lender for legitimate business purposes to Lender’s affiliates, attorneys, advisors, recourse providers, prospective assignees or participants, auditors or other parties pursuant to law, and (viii) Borrower will comply with all applicable federal, state and local laws, rules, ordinances, regulations and orders applicable to it and Borrower will execute and deliver to Lender such further documents and take such further action as Lender may require in order to more effectively carry out the intent and purpose of this Agreement.

11.         BORROWER'S FAILURE TO PAY TAXES, INSURANCE, ETC. Should Borrower fail to make any payment or do any act as herein provided (including, but not limited to, payment of taxes or for insurance), Lender shall have the right, but not the obligation, and without releasing Borrower from any obligation hereunder, to make or do the same, and to pay any sum due in connection therewith or to contest or compromise any encumbrance, charge or lien and in exercising any such rights, incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor. If any of the foregoing shall be paid by Lender, Borrower shall promptly reimburse Lender therefor on demand together with interest thereon at the lower of one and one-half percent (1.5%) per month or the maximum rate permitted by law.

12.         CROSS COLLATERALIZATION. Without in any way limiting the provisions of Section 3, as additional security for the Borrower's obligations under any Schedule, Borrower grants to Lender a security interest in all equipment and other personal property (collectively the “additional collateral”) set forth in every other Schedule, lease, security agreement, loan and security agreement or other agreement (collectively, the "other agreements") between the Borrower and the Lender whether now or hereafter in existence (including agreements assigned to Lender), and Borrower assigns to the Lender as security for its obligations under each Schedule all of its right, title and interest in and to any surplus money to which Borrower may be entitled upon the sale or other disposition of the additional collateral. Such additional collateral shall continue to secure the Borrower's obligations under each Schedule even after the obligations under the applicable other agreement have been satisfied in full. Anything above to the contrary notwithstanding, the benefit of the foregoing additional security provisions shall apply to the benefit of the Lender and any assignee holding a Schedule only to the extent that the Lender or such assignee is also the holder of one or more other agreements.

13.         INDEMNITY. Borrower assumes liability for and agrees to indemnify, defend, protect, save and keep harmless Lender from and against costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Lender (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the Schedules or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Borrower, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Lender or Borrower, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Borrower remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Each party agrees to give the other notice of any claim or liability hereby indemnified against promptly following learning thereof. The fact that a claim for which Lender is entitled to indemnity under this Section is asserted after the termination of this Agreement shall not release Borrower from its indemnity obligations and this covenant of indemnity shall survive the termination of this Agreement.

14.         DEFAULT. The occurrence of any one of the following shall constitute an “Event of Default” hereunder and under each Schedule: (i) Borrower fails to pay any periodic installment payment, or other amount due hereunder or under any Schedule on or before the fifth (5th) day following the date when the same becomes due and payable; (ii) Borrower removes, sells, transfers, encumbers, or parts with possession of the Equipment or any items of Equipment or attempts to do any of the foregoing; (iii) Borrower fails to maintain in force the required insurance on any Equipment in compliance herewith or fails to provide loss payable protection to Lender in form satisfactory to Lender; (iv) any representation or warranty made by Borrower herein or in any other agreement between the parties or in any statement given to Lender shall be materially untrue; (v) Borrower shall fail to observe or perform any of the other obligations required to be observed or performed by Borrower hereunder or under any Schedule or Borrower or any Guarantor shall fail to observe any other obligation or indebtedness of Borrower or such Guarantor to Lender otherwise owing or due by Borrower or such Guarantor to Lender in any other agreement now or hereafter executed between the parties hereto, and such failure shall continue uncured for twenty (20) days after written notice thereof to Borrower or such Guarantor; (vi) Borrower or any Guarantor shall (a) fail to pay any indebtedness for borrowed money (other than the Loan) of the Borrower or such Guarantor, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such indebtedness, or if any such indebtedness shall be declared to be due or payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; (vii) if Borrower leases the premises where the Equipment is located, a breach of such lease by Borrower and the commencement of an action by the landlord to evict Borrower or to repossess the premises; (viii) if Borrower or any Guarantor sells, leases or disposes of any of its assets except in the ordinary course of its business and except for the disposition of any obsolete property not useful to Borrower or such Guarantor; (ix) Borrower or any Guarantor ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if Borrower or any Guarantor takes any action looking to its dissolution or liquidation, or an order for relief is entered under the Bankruptcy Code against Borrower or any Guarantor; (x) if within sixty (60) days after the commencement of any proceedings against Borrower or any Guarantor seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings, shall not have been dismissed or if within sixty (60) days after the appointment, without Borrower's or Guarantor’s acquiescence, of any trustee, custodian, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; (xi) Borrower or any Guarantor terminates its existence, sells all or substantially all of its assets or consolidates with or merges into any other entity or its stockholders, partners or members sell all or substantially all of their stock or partnership or membership interests; or (xii) the entry of any judgment, order, award or decree against Borrower or a Guarantor which has not been discharged or execution thereof not stayed within sixty (60) days after entry and which is not fully covered by applicable insurance, and a determination by Lender, in good faith but in its sole discretion, that the same could have a material adverse effect on the Borrower or the Guarantor or the Lender’s rights with respect to the Collateral or the prospect for full and punctual payment of the payments due hereunder; (xiii) the death of an individual Guarantor; or (xiv) Lender shall determine that there has been a material adverse change in the financial condition or business operations of the Borrower or any Guarantor since the date of the execution of this agreement or that the Borrower’s ability to perform its obligations hereunder has been materially impaired.

15.         REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the right to recover from Borrower, as liquidated damages for loss of a bargain and not as a penalty, a sum equal to the aggregate of the following with respect to any and all Schedules: (a) all unpaid periodic installment payments and other sums due under the Schedule to the date of default plus late charges, if any, (b) the present value (using a two percent per annum (2%) discount rate) of all unmatured installments to become due under the Schedule and (c) interest on the total of (a) plus (b) from the date of default at the rate of one and one-half percent (1.5%) per month, if not prohibited by law, otherwise at the highest lawful rate. In addition, Lender shall have the right to recover from Borrower any expenses paid or incurred by Lender in connection with the enforcement of its rights under each Schedule and the repossession, transporting, holding, insuring, repairing, refurbishing, preparing for sale and subsequent sale, lease or other disposition of the Collateral including reasonable attorney fees and legal expenses (collectively, "Repossession Expenses"). BORROWER WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON THIS AGREEMENT, ANY SCHEDULE OR ANY COLLATERAL.

If the Equipment is mobile equipment and/or normally or actually used in more than one location, whether self-propelled or transported by other equipment, including but not limited to trucks, tractors, trailers, other motor vehicles, cranes, lifts, digging equipment, cement mixers, rolling stock and all other construction, transportation, and mining equipment and all attachments and accessions to any of the foregoing, then Lender shall have the right on five (5) days notice to require Borrower at Borrower’s expense to deliver the Equipment fully assembled to a single location for possession by Lender.

The Lender shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code and all other rights and remedies available to creditors at law or in equity. Without limiting the generality of the foregoing, Lender is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and sell, lease or otherwise dispose of such Collateral and any such sale may be at one or more public or private sales upon at least ten (10) days written notice to Borrower for such sale. The proceeds of each such sale, lease, or other disposition of the Collateral shall be applied first, to the Repossession Expenses, second to the liquidated damages specified above and any other indebtedness secured hereby, third, to the holder of any subordinate interest or other lien on the Collateral if such holder is legally entitled to such proceeds and fourth, any surplus to Borrower. Borrower shall remain liable for any deficiency on demand. If Lender employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Lender has retaken the Collateral or any part hereof) or for the purpose of recovering the Collateral, BORROWER agrees to PAY REASONABLE attorney's fees, COSTS and expenses inclusive of those incurred in bankruptcy proceedings, including relief from stay motions, cash collateral motions and disputes concerning any disclosure statement and/or bankruptcy plan. The Lender may require Borrower to assemble the Collateral and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. Borrower acknowledges and agrees that (i) Lender shall have no obligation to clean-up or otherwise prepare the Equipment or other collateral for sale; (ii) Lender may comply with any state or federal law requirements in connection with the disposition of the Equipment or other collateral and such compliance shall not be considered adversely to affect the commercial reasonableness of the sale; (iii) Lender may sell the Equipment or other Collateral without giving any warranties with respect thereto and may specifically disclaim any warranties and such procedure shall not be considered adversely to affect the commercial reasonableness of the sale; and (iv) if Lender sells any of the Equipment or other Collateral on credit, Borrower shall be credited only with the payments actually made by the purchaser, received by the Lender and applied to the indebtedness of the purchaser and if the purchaser fails to pay for the Equipment or other collateral, Lender may resell the Equipment or other collateral and Borrower will be credited with the proceeds of the sale. All rights and remedies hereunder are cumulative and not exclusive and a waiver by Lender of any breach by Borrower of the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults, and no failure or delay on the part of Lender in exercising any of its options, powers, rights or remedies, or partial or single exercise thereof, shall constitute a waiver thereof.

If any court of competent jurisdiction determines that any provision of this Section 15 is invalid or unenforceable in such jurisdiction, in whole or in part, such determination shall not prohibit Lender from enforcing all other provisions in such jurisdiction.

16.         ASSIGNMENT. Lender may grant security interests in or otherwise assign or transfer (or grant participations in) all or any part of this Agreement or any Loan or Schedule or any installments or other sums due or to become due, without Borrower's consent. Borrower waives and agrees not to assert against any assignee any claim, defense or set-off that Borrower could assert against Lender except defenses that cannot be legally waived. In the event Lender assigns any Schedule, (i) a copy of this Agreement together with the manually executed (ink-signed) original Schedule shall constitute the original chattel paper under the Uniform Commercial Code and (ii) the assignee holding the assigned Schedule shall be the Lender of the Loan set forth in such assigned Schedule secured by the Collateral described therein and may exercise its rights and remedies with respect thereto separately and independently of the holder of any other Schedule. Upon Lender's giving written notice to Borrower of any such assignment, Borrower shall promptly acknowledge its obligations under the Schedule assigned and shall comply with the written directions of such assignee, shall make all installment payments and other payments due with respect to the assigned Schedule as such assignee may direct in writing and shall send all notices provided for or permitted under this Agreement with respect to such Schedule to such assignee. Following any such assignment the term "Lender" shall, as to the assigned Schedule, be deemed to refer to Lender's assignee, but no such assignee shall be deemed to assume any obligation or duty imposed upon Lender hereunder arising prior to such assignment and Borrower shall look only to Lender for performance thereof. As used in this Section 16, "assign" shall be deemed to include a pledge, sale of, or grant of a security interest in, any of the Collateral or a Schedule by Lender and the term "assignee" shall be deemed to refer to the recipient of such pledge, hypothecation, sale, mortgage, or security interest. This Agreement and any Schedule shall not be transferable or assignable by Borrower without the Lender's express prior written consent and any such purported assignment by Borrower other than in compliance with the provisions of this Section 16 shall be null and void ab initio.

17.         SECURITY DEPOSIT. If a Security Deposit is indicated in a Schedule then such Security Deposit shall secure all of Borrower’s obligations to Lender now or hereafter in existence. Lender may, at its option, apply the Security Deposit to cure any default of Borrower, whereupon Borrower shall promptly restore such Security Deposit to its original amount. Lender shall return to Borrower any unapplied Security Deposit without interest upon full payment and performance of all of Borrower’s obligations to Lender.

18.         PREJUDGMENT REMEDY WAIVER. THE BORROWER ACKNOWLEDGES AND AGREES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION AND WAIVES ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT STATUTES, AS AMENDED, OR ANY OTHER STATUTE OR STATUTES IN CONNECTICUT OR OTHER JURISDICTIONS AFFECTING PREJUDGMENT REMEDIES. THE BORROWER AUTHORIZES THE LENDER’S COUNSEL TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER’S COUNSEL WHICH MAY ARISE OUT OF SUCH ISSUANCE OF THE WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. THE BORROWER ACKNOWLEDGES AND STIPULATES THAT THE WAIVERS AND AUTHORIZATIONS GRANTED HEREIN ARE MADE KNOWINGLY AND FREELY AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, THE BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXCERCISE OF LENDER’S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER’S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER OFFICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH PREJUDGMENT REMEDY AND TO ASSURE THAT ANY SUCH PREJUDGMENT REMEDY IS VALID AND CONSTITUTIONAL.

19.         GENERAL PROVISIONS. THIS AGREEMENT AND ALL RELATED DOCUMENTS AND AGREEMENTS, INCLUDING BUT NOT LIMITED TO ALL SCHEDULES, RIDERS, AMENDMENTS AND SUPPLEMENTAL DOCUMENTS (COLLECTIVELY, “THE LOAN DOCUMENTS”) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER WAIVES ANY OBJECTIONS BASED UPON VENUE OR “FORUM NON CONVENIENS” IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING. BORROWER CONSENTS THAT PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE SERVED UPON IT BY REGISTERED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH AT THE HEAD OF THIS AGREEMENT OR IN ANY MANNER PERMITTED BY APPLICABLE LAW OR RULES OF COURT. BORROWER HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF CONNECTICUT AS ITS AGENT TO RECEIVE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING. The Loan Documents may not be changed, modified or discharged on behalf of Lender, in whole or part, and no right of Lender may be waived except by a writing signed by a duly authorized officer of Lender. The Lender is authorized and empowered to date the Loan Documents and to fill in blank spaces in accordance with the terms of the transaction, including, but not limited to inserting serial numbers and Equipment descriptions in any Schedule, the insertion of the Commencement Date in the Schedule and the assignment of an account number. Notices hereunder shall be in writing and shall be deemed given when personally delivered or when sent by facsimile to a party's facsimile number or three days after having been mailed to the other party at the address specified above or such new address as to which a party may advise the other. Forbearance or indulgence by Lender in any regard shall not constitute a waiver of the covenant or condition to be performed by Borrower to which the same may apply. Borrower hereby waives demand, presentment, dishonor, protest, and notice of protest, notice of dishonor, notice of nonpayment and any and all notices of like nature. The section captions are for convenience and are not a part of this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Lender and shall bind all persons who become bound as debtor to this Master Loan and Security Agreement. If executed by more than one Borrower, then the obligations of each Borrower shall be joint and several. Any provision of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof. THE LOAN DOCUMENTS EXCLUSIVELY REPRESENT THE AGREEMENTS BETWEEN THE PARTIES AND THE INTENT OF THE PARTIES THERETO AND SUPERSEDE ANY PRIOR PROPOSAL LETTERS, COMMITMENT LETTERS, ORAL COVENANTS, ORAL AGREEMENTS OR NEGOTIATIONS. The Loan Documents shall not be binding on Lender until accepted and executed on behalf of Lender at its Waterbury, Connecticut office. Unless otherwise expressly provided, only one original of each of the Loan Documents shall be executed, which execution may be by separate counterparts which together shall constitute a single document. The parties agree that any copy of an executed Loan Document, including any photocopy, telecopy or facsimile thereof, shall have the same force and effect as though it were an original for all purposes, including but not limited to the enforcement of any of the terms and conditions thereof and the admissibility of such Loan Document in any legal or equitable proceeding, but except as provided below and in Section 16, such copy shall not be used to determine the original chattel paper. In the event that Borrower or any Guarantor provides Lender with a copy of any Loan Document, then Borrower and Guarantor agree to immediately thereafter provide Lender with the original. Borrower agrees that if Borrower delivers a copy but not the manually executed original of a Schedule to Lender, then Lender may execute, designate and mark such copy as the “Original” Schedule for purposes of determining the original chattel paper pursuant to Section 16 of this Agreement. Lender shall have no obligation to disburse the proceeds of any Loan if a material adverse change occurs in the financial condition or business operations of Borrower or Guarantor, if an Event of Default exists or would exist with the giving of notice and/or passage of time, or if any credit or documentation requirement remains outstanding.

Accepted at Lender’s Office at 255 Bank St., 4th Floor, Waterbury, CT 06702		The undersigned signatory affirms that he/she has read the terms and conditions printed above, that he/she is a duly authorized officer, partner, member, manager or proprietor of the Borrower, and has authority to execute this Master Loan and Security Agreement on its behalf.

LENDER:		BORROWER:

PEOPLE’S CAPITAL AND LEASING CORP.		PREMIER PACKAGING CORPORATION

AUTHORIZED OFFICER:		AUTHORIZED OFFICER, PARTNER, MEMBER, MANAGER, OR PROPRIETOR:

BY:	/s/ Melissa Curtis	BY:	/s/ Robert B. Bzdick

TITLE:	Vice President of Documentation	TITLE:	CEO

FEDERAL IDENTIFICATION NO.:
Master Loan 2009

COVENANT RIDER TO MASTER LOAN AND SECURITY AGREEMEMT NO. 3391 DATED JULY 19, 2013 (THE “AGREEMENT”) BETWEEN PEOPLE’S CAPITAL AND LEASING CORP. (“PCLC”) AND PREMIER PACKAGING CORPORATION (“BORROWER”)

The above captioned Agreement is hereby amended to add the following.:

1.     Borrower agrees that so long as any Loan remains outstanding and unpaid, Borrower shall:

a.     Maintain a Debt Service Coverage Ratio of at least 1.15 to 1.00. “Debt Service Coverage Ratio” is defined as (i) Borrower’s net income less taxes, less distributions, ]plus depreciation, amortization, and interest expense divided by (ii) Borrower’s current portion of long term debt, capital lease obligations and interest expense measured at the end of each fiscal year.

b.     Deliver to PCLC a compliance certificate for each fiscal year during the term of the Agreement (and if PCLC so requests, also for the fiscal year ending immediately prior to the commencement of the Agreement) executed by Borrower’s chief financial officer stating the results of Borrower’s operations for such year in terms of the financial covenant(s) set forth above. The compliance certificate for a fiscal year shall be delivered within the period of time allowed under the Agreement for the Borrower to deliver its financial statements for such year.

A failure by PCLC to insist on strict compliance with any provision of this Rider in any fiscal year shall not constitute a waiver of Borrower’s obligation to comply with such provision in any subsequent year. Except as expressly provided herein, all accounting terms used herein shall be interpreted in accordance with generally accepted accounting principles as in effect from time to time.

2.     A failure by Borrower to maintain any of the above financial covenant(s) shall constitute an additional Event of Default under the Agreement.

3.     All terms used herein which are defined in the Agreement and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Agreement.

PEOPLE’S CAPITAL AND LEASING CORP.		PREMIER PACKAGING CORPORATION

BY:	/s/ Melissa Curtis	BY:	/s/ Robert B. Bzdick

TITLE:	Vice President of Documentation	TITLE:	CEO

SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT

Schedule No. 001 dated July 19, 2013 to Master Loan and Security Agreement No. 3391 dated July 19, 2013

Lender:	Borrower:
People’s Capital And Leasing Corp.	Premier Packaging Corporation
255 Bank St., 4th Floor	6 Framark Drive
Waterbury, CT 06702	VICTOR, NY 14564

Lender and Borrower have entered into a Master Loan and Security Agreement No. 3391 dated July 19, 2013 (the "Master Loan Agreement') which is incorporated herein and this is a Schedule to the Master Loan Agreement. All terms used herein which are defined in the Master Loan Agreement and not otherwise specifically defined herein shall have the same meanings as set forth in the Master Loan Agreement.

1. THE LOAN AND LOAN REPAYMENT. Pursuant to the Master Loan Agreement, Lender agrees to lend to Borrower the sum of One Million, Three Hundred Three Thousand, Nine Hundred and 00/100 ($1,303,900.00) Dollars. Borrower agrees to repay the Loan in successive installments (which installment payments are inclusive of interest) as set forth in the following payment schedule:

PAYMENT SCHEDULE

ADVANCE PAYMENT	NUMBER OF PERIODIC INSTALLMENT(exclusive of Advance Payment) PAYMENTS AND PAYMENT PERIOD	INSTALLMENT AMOUNT PER PERIODIC PAYMENT PERIOD
N/A	Sixty (60) Monthly	$24,356.09

Commencement Date: __________________ Security Deposit (if any): _____________

Equipment Location: 6 Framark Drive, Victor, NY 14564

Special Provisions: (if any):________________________________________________________________

2. EQUIPMENT AND SECURITY INTEREST. As provided in the Master Loan Agreement, Borrower gives and grants to the Lender a security interest in the Equipment described in the attached Schedule A as security for its obligations under this Schedule and the Master Loan Agreement.

3. DISBURSEMENT OF PROCEEDS. Borrower hereby authorizes Lender to disburse the Loan proceeds as follows:

$1,303,900.00	To: Press Clean Sales
$1,303,900.00	TOTAL PROCEEDS

4. SEE PAYMENT ADJUSTMENT RIDER ATTACHED AND INCORPORATED BY REFERENCE.

The Loan consisting of this Schedule (including the provisions of the Master Loan Agreement incorporated herein) and all riders and supplements to this Schedule constitutes a separate and distinct Loan from any other Schedule to the Master Loan Agreement. Unless otherwise expressly provided, only one original of this Schedule shall be executed and such original together with a copy of the Master Loan Agreement shall constitute the original loan chattel paper. By its execution and delivery of this Schedule, Borrower hereby reaffirms all of the warranties and representations contained in the Master Loan Agreement as of the date hereof and further warrants and represents to the Lender that no Event of Default has occurred and is continuing as of the date hereof. This Schedule shall not be in effect until accepted by Lender at its Waterbury, CT office.

ACCEPTED AT LENDER’S WATERBURY, CT. OFFICE

PEOPLE’S CAPITAL AND LEASING CORP.		PREMIER PACKAGING CORPORATION

BY:	/s/ Melissa Curtis	BY:	/s/ Robert B. Bzdick

TITLE:	Vice President of Documentation	TITLE:	CEO

MASTER LOAN AND SECURITY AGREEMENT NO. 3391

SCHEDULE NO. 001

SCHEDULE A

The following description of property supplements, and is part of Schedule No. 001 dated July 19, 2013 to the Master Loan and Security Agreement No. 3391 dated July 19, 2013 between Premier Packaging Corporation as Borrower and People’s Capital and Leasing Corp. as Lender and may be attached to said Schedule and any related UCC Financing Statements, Acceptance or Delivery Certificate or other document describing the property:

Equipment Location: 6 Framark Drive, Victor, NY 14564

Vendor: Press Clean Sales

QUANTITY	DESCRIPTION	SERIAL NUMBER

One (1) used 2006 Heidelberg Model XL105-6LX CP2000, image control, chambered doctor blade coater, non stop feeder, X2 Non Stop Delivery, IR dryer , Non Stop Feeder, all program controlled wash ups, Autoplate, Ink line, air cooled, WEKO AP500 Eltex powder spray 6 color sheetfed press S/N ________________

All property listed above together with all related software (embedded therein or otherwise), all parts, repairs, additions, attachments, replacements, replacement parts, accessions and accessories incorporated therein or affixed thereto, modifications and substitutions thereto and all proceeds thereof including insurance proceeds.

PEOPLE’S CAPITAL AND LEASING CORP.		PREMIER PACKAGING CORPORATION

BY:	/s/ Melissa Curtis	BY:	/s/ Robert B. Bzdick

TITLE:	Vice President of Documentation	TITLE:	CEO

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PAYMENT ADJUSTMENT RIDER

Rider to Schedule No. 001 dated July 19, 2013 to Master Loan and Security Agreement No. 3391 dated July 19, 2013 (collectively, the "Contract") between Premier Packaging Corporation as Borrower (the "Obligor") and People’s Capital and Leasing Corp. as Lender ("PCLC")

1. Purpose. This Rider sets forth the terms of adjustment to the payments set forth in the Contract. Terms defined in the Contract and not otherwise defined herein shall have the meanings defined in the Contract.

2. Definitions. The following terms shall have the following meanings herein:

(a) "Adjustment Date" shall mean the date PCLC first disburses any portion of the proceeds of the Contract, provided however, if PCLC makes vendor progress payments or other interim advances pursuant to a demand note or other interim financing document, then the Adjustment Date shall mean the date on which such interim financing “converts” to the term transaction evidenced by the Contract, which date shall be the date Obligor accepts the Equipment following delivery or other earlier date which the parties select in writing. The parties may by a separate writing select a different manner of determining the Adjustment Date.

(b) "Final Base Rate" shall mean the rate for the 5 year U.S. dollar interest rate swaps (non-amortizing, semi-annual basis), as quoted on the morning of the Adjustment Day in the on-line Federal Reserve Statistical Release H.15 for the most recent business day for which such information is available, or any successor or similar source selected by PCLC.

(c) "Preliminary Payments" shall mean the payments set forth in the Contract, consisting of Sixty (60) consecutive monthly payments in the amount of $24,356.09 commencing one (1) month following the Adjustment Date.

(d) "Preliminary Base Rate" shall mean 1.24%.

3. Adjustment of Payments. The Preliminary Payments were calculated based on a spread over the Preliminary Base Rate. If the Adjustment Date occurs after July 19, 2013, and the Final Base Rate is greater or less than the Preliminary Base Rate, then the Preliminary payments shall be revised. For each increase or decrease of one (1) basis point (i.e., 1/100 of 1%) in the Final Base Rate above or below the Preliminary Base Rate, the Preliminary Payments shall be revised as follows:

•	Each of the Sixty (60) payments in the amount of $24,356.09 shall increase or decrease by $5.94.

Immediately after the determination of the revised payments due under the Contract, Obligor shall, at the request of PCLC, execute an acknowledgment reflecting the revised payment schedule, but the failure of PCLC to make such a request or the failure of Obligor to execute the acknowledgment shall in no way diminish Obligor’s obligations hereunder.

4. PCLC's Requirements. The commencement of the Contract is subject to satisfaction of all documentation and credit requirements of PCLC. If such requirements are not satisfied by the Adjustment Date, then at PCLC's option, the Adjustment Date shall be the date when such requirements are satisfied. The calculation of the Contract payments under this Rider will supersede any prior proposal or quotation.

IN WITNESS WHEREOF, the parties have executed this Rider simultaneously with the Contract.

PEOPLE’S CAPITAL AND LEASING CORP.		PREMIER PACKAGING CORPORATION

BY:	/s/ Melissa Curtis	BY:	/s/ Robert B. Bzdick

TITLE:	Vice President of Documentation	TITLE:	CEO

THE ATTACHED DELIVERY CERTIFICATE IS TO BE EXECUTED, DATED AND RETURNED TO PEOPLE’S CAPITAL UPON DELIVERY AND ACCEPTANCE OF THE EQUIPMENT.

DELIVERY CERTIFICATE

MASTER LOAN AND SECURITY AGREEMENT NO.: 3391	DATED: July 19, 2013
SCHEDULE NO. 001	DATED: July 19, 2013

TO:	PEOPLE’S CAPITAL AND LEASING CORP.

The undersigned Borrower hereby acknowledges that all of the Equipment described below and in Schedule No. 001 dated July 19, 2013 to the Master Loan and Security Agreement referred to above (collectively, the “Loan Agreement") has been delivered to Borrower, and is of the manufacture, design and specifications selected by Borrower and is suitable for Borrower's purposes, and that said Equipment fully complies with said Loan Agreement and Borrower has accepted said Equipment thereunder.

Borrower understands that this Delivery Certificate may be used as an inducement to an assignee of People’s Capital and Leasing Corp. (“PCLC”) to accept an assignment of said Loan Agreement and to make advances to PCLC. Borrower hereby represents to PCLC and any such assignee that said Loan Agreement at the date hereof is free from any defense, off-set or counterclaim and hereby waives, as to any such assignee, all such defenses, off-sets and counterclaims as may arise in the future (preserving the same against PCLC).

Equipment Description:

QUANTITY	DESCRIPTION	SERIAL NUMBER

One (1) used 2006 Heidelberg Model XL105-6LX CP2000, image control, chambered doctor blade coater, non stop feeder, X2 Non Stop Delivery, IR dryer , Non Stop Feeder, all program controlled wash ups, Autoplate, Ink line, air cooled, WEKO AP500 Eltex powder spray 6 color sheetfed press

S/N ________________

PREMIER PACKAGING CORPORATION

BY:

TITLE:

ACCEPTANCE DATE: ___________________

PEOPLE’S CAPITAL AND LEASING CORP.

255 BANK ST. 4th FLOOR

WATERBURY, CT 06702

Premier Packaging Corporation                                                                                                    July 19, 2013

6 Framark Drive

Victor, NY 14564

RE: PREPAYMENT OF LOAN

Ladies and Gentlemen:

Reference is made herein to Schedule No. 001 dated July 19, 2013 to a certain Master Loan and Security Agreement No. 3391 dated July 19, 2013 (collectively, the “Loan”) between People’s Capital and Leasing Corp. (“PCLC”) and/or its assigns and Premier Packaging Corporation as Borrower (“Borrower”).

Provided Borrower is not currently in default under the Loan, Borrower shall have the option, upon thirty (30) days written notice to PCLC and/or its assigns, to terminate the Loan prior to the end of its scheduled term and to prepay the Loan in full on any regular payment due date in the amount of the simple interest balance plus the prepayment charge below (plus any unpaid late fees).

1.	If the prepayment occurs on the due date of payments one (1) through twelve (12), there will be a prepayment charge equal to 3% of the simple interest balance.

2.	If the prepayment occurs on the due date of payments thirteen (13) through twenty-four (24), there will be a prepayment charge equal to 2% of the simple interest balance.

3.	If the prepayment occurs on the due date of payments twenty-five (25) through thirty-six (36), there will be a prepayment charge equal to 1% of the simple interest balance.

4.	If the prepayment occurs on the due date of payments thirty-seven (37) through sixty (60), there will be a prepayment charge equal to 0% of the simple interest balance.

Very truly yours,

PEOPLE’S CAPITAL AND LEASING CORP.		ACKNOWLEDGED AND AGREED TO BY:

BY:	/s/ Melissa Curtis	Premier Packaging Corporation

TITLE:	Vice President of Documentation	BY:	/s/ Robert B. Bzdick

		TITLE:	CEO

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PEOPLE’S CAPITAL AND LEASING CORP.

255 BANK ST., 4TH FLOOR

WATERBURY, CT 06702

Premier Packaging Corporation	July 19, 2013
6 Framark Drive
Victor, NY 14564

Re: Schedule No. 001 Dated July 19, 2013 To Master Loan and Security Agreement No. 3391 Dated July 19, 2013

Ladies and Gentlemen:

People’s Capital and Leasing Corp. (“Lender”) requires insurance coverage with companies and in form satisfactory to it as one of the conditions to enter into the above described loan with your Company covering the Equipment listed on the attached schedule. This insurance must be carried throughout the term of the loan. Please sign, complete the bottom portion and return this letter. Please forward a copy of this letter to your insurance company with the request that it issue evidence of commercial property insurance and a certificate of liability insurance with the following requirements:

PROPERTY COVERAGE:

•	Covering all risks of physical loss, damage, destruction (including loss due to flood and earthquake if requested by Lender) or theft of the Equipment, with extended coverage.
•	PEOPLE’S CAPITAL AND LEASING CORP. ITS SUCCESSORS AND ASSIGNS to be named by endorsement with lender’s loss payable provisions. A copy of the endorsement complying with the foregoing requirement must be provided.
•	In the amount of the total Property Coverage to include a Replacement Value of $1,303,900.00
•	The Equipment should be described specifically or by reference to an attached schedule or by reference to the above loan and account number.
•	The coverage may not be invalidated against Lender because of any violation of any condition or warranty contained in any policy or application therefor by the insured or others.
•	Evidence of commercial property insurance meeting the foregoing requirements on ACORD form 28 or equivalent, with ISO special form (or its equivalent) including flood and earthquake coverage (if requested by Lender)

LIABILITY COVERAGE:

•	$5,000,000.00 combined single limit for each occurrence comprehensive general liability coverage, including umbrella/excess liability. (Lender need not be named in the policy)
•	Certificate of liability insurance meeting the foregoing requirements on ACORD form 25 or equivalent

ADDITIONAL POLICY PROVISIONS:

•	Carrier should be rated A-, VIII (or better) by A.M. Best Company.
•	The policies must provide that they will not be canceled or altered without thirty (30) days prior written notice to People's Capital and Leasing Corp.
•	Notices to be sent to People’s Capital and Leasing Corp. and its assigns, 255 Bank St., 4th Floor, Waterbury, CT 06702.

Please feel free to contact or have your insurance agent contact Beth Ann Logan at your earliest convenience. Please be aware that failure to have insurance in effect that meets the above requirements will delay the commencement and/or funding of the above loan.

PEOPLE’S CAPITAL AND LEASING CORP.		Premier Packaging Corporation

BY:	/s/ Melissa Curtis	BY:	/s/ Robert B. Bzdick

TITLE:	Vice President of Documentation	TITLE:	CEO

INSURANCE INFORMATION (please complete and return to People's Capital):

INSURANCE COMPANY: _________________________	PHONE:

AGENT/CONTACT: ______________________________	FAX: _____________________________________

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